UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-06364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices) (Zip Code)

(609) 561-9000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On September 16, 2019, South Jersey Industries, Inc. (the “Company”) offered and sold $200,000,000 aggregate principal amount of the Company’s 5.625% Junior Subordinated Notes due 2079 (the “Notes”).  The Notes were issued and sold pursuant to the Underwriting Agreement dated September 9, 2019 between the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as the representatives (the “Representatives”) of the several underwriters named in Schedule 1 thereto (the “Underwriting Agreement”), and the Company’s Registration Statement on Form S-3 (Registration No. 333-233669) (as amended, the “Registration Statement”), and the related Prospectus and Prospectus Supplement, each dated September 9, 2019.

The Notes were issued pursuant to the Junior Subordinated Indenture dated as of September 16, 2019 between the Company and Branch Banking and Trust Company, as trustee, as supplemented by the First Supplemental Indenture dated as of September 16, 2019 (as supplemented, the “Indenture”).  The Notes bear interest at the applicable rate per annum listed in the description of the Notes in the first paragraph of this section above, payable quarterly in arrears on March 16, June 16, September 16 and December 16 of each year, commencing December 16, 2019, subject to the Company’s right to defer such interest payments.  The Notes are the unsecured and subordinated obligations of the Company and will rank junior in payment to all of our existing and future priority indebtedness, as defined in the Indenture.  The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency.  These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Copies of the Underwriting Agreement, the Indenture, the form of Note and opinions related to the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing descriptions are qualified in their entirety by reference to the actual terms of the exhibits attached hereto.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Number	Exhibit
1.1	Underwriting Agreement dated September 9, 2019 among South Jersey Industries, Inc. and the Representatives of the several underwriters named in Schedule 1 thereto.
4.1	Junior Subordinated Indenture dated as of September 16, 2019 between South Jersey Industries, Inc. and Branch Banking and Trust Company, as trustee.
4.2	First Supplemental Indenture dated as of September 16, 2019 between South Jersey Industries, Inc. and Branch Banking and Trust Company, as trustee.
4.3	Form of 5.625% Junior Subordinated Notes due 2079 (included in Exhibit 4.2).
5.1	Opinion of Melissa Orsen, Senior Vice President and General Counsel.
5.2	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Melissa Orsen, Vice President and General Counsel (contained in Exhibit 5.1).
23.2	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.2).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2019	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Cielo Hernandez
		Name:	Cielo Hernandez
		Title:	Senior Vice President and Chief Financial Officer